Exhibit 4 under Form N-1A
                                       Exhibit 3(c) under Item 601/Reg. S-K

                   FEDERATED HIGH INCOME BOND FUND, INC.
                             (CLASS B SHARES)

Number                                                  Shares
                                 PORTFOLIO

KC 212

ACCOUNT NO. ALPHA CODE INCORPORATED UNDER THE SEE REVERSE SIDE FOR
                       LAWS OF THE STATE OF   CERTAIN DEFINITIONS
                       MARYLAND






THIS IS TO CERTIFY THAT                        is the owner of





                                                           CUSIP 314195 207


          FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
          FEDERATED HIGH INCOME BOND FUND, INC. (CLASS B SHARES) hereafter called the `Company'' transferable on the books of the
Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.
     This Certificate is not valid unless countersigned by the Transfer
Agent.
     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:        FEDERATED HIGH INCOME BOND FUND, INC.
                              CORPORATE SEAL
                                   1977
                                 MARYLAND



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned: Federated Shareholder
                                   Services Company
                                (Pittsburgh)
                                             Transfer Agent
                                By:
                                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM -                           as tenants in common    UNIF GIFT MIN
ACT-...Custodian...
TEN ENT -                           as tenants by the entirety   (Cust)
        (Minors)
JT TEN -as joint tenants with right of  under Uniform Gifts to Minors survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

     For value received           hereby sell, assign, and transfer unto
                       ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


===========================================================================
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)


==


==

shares
of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

===========================================================================
Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                              FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                              CHANGE WHATEVER.


             DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A. The Certificate is outlined by purple one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Maryland corporate seal appears in the bottom middle of the page.


Page Two

A. The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.